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                                                                  EXHIBIT 10.5.1

                                                                   JULY 12, 1996

                             CONTROL DEVICES, INC.

                          1996 STOCK COMPENSATION PLAN


                                   ARTICLE I
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                                    GENERAL
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     Section 1.1.  Purpose.  The purpose of the 1996 Stock Compensation Plan
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(the "Plan") of Control Devices, Inc. (the "Company") is to enhance the ability of the Company to attract and retain qualified personnel who, as a result of the incentive and equity interest created and encouraged by the Plan, will have an increased stake in the prosperity of the Company and an increased identity of interest with the Company's shareholders, and will be encouraged thereby to exert maximum effort towards the successful operation of the Company.

     Section 1.2.  Definitions.  Whenever used herein, the following terms shall
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have the meanings set forth below:

     (a)  "Board" means the Board of Directors of the Company.

     (b)  "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means the Compensation Committee of the Board, which shall consist of not less than three persons appointed by the Board from among those Board members who are not employees of the Company or any of its subsidiaries.

     (d) "Common Shares" means the Common Shares of the Company or such other securities into which such Common Shares may be changed pursuant to
          Section 1.5 hereof.

     (e) "Director Options" means options granted to non-employee directors pursuant to Article IV of the Plan.

     (f) "Fair Market Value" means, as to any day (i) the average of the closing bid and asked price per Common Share on such day as quoted on the Nasdaq market quotation system or any similar system of automated dissemination of quotations if the Common Shares are so quoted, or
          (ii) if the Common Shares are listed or traded on any national securities exchange, the last sale price of the Common Shares on such day as officially listed on the exchange, or (iii) if the Common Shares are not quoted or traded as contemplated by (i) or (ii), then Fair Market Value shall mean the price at which the Common Shares would sell
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          between a willing buyer and willing seller (neither being under compulsion) having knowledge of all reasonable facts, as determined in good faith by the Committee.

     (g) "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code.

     (h) "Non-statutory Options" means a stock option which is not an Incentive Stock Option.

     (i) "Participant" means a person selected by the Committee to participate in the Plan pursuant to Section 1.6 hereof.

     Section 1.3.  Administration.  The Plan shall be administered by the
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Committee.  Members of the Committee are not eligible to be granted any options or performance units under the Plan, except Director Options. Subject to the foregoing and the other terms and provisions of the Plan, the Committee shall determine the participants in the Plan and the terms and provisions of each option or performance unit granted under the Plan, including the number of shares subject to such options or performance units. The Committee may from time to time prescribe rules and regulations for the administration of the Plan, and shall decide any questions arising with respect to options or performance units granted under the Plan. All decisions, interpretations, determinations or actions taken by the Committee with regard to such questions shall be final and binding upon the employees of the Company. The Committee from time to time, and whenever requested, shall report to the Board on the administration of the Plan and any action taken in connection therewith.

     Section 1.4.  Aggregate Number of Common Shares Which May be Issued.  The
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aggregate number of Common Shares which may be issued as a result of the exercise of options granted under the Plan or as a result of attainment of performance goals pursuant to performance units granted under the Plan, is three hundred thousand (300,000). In the event any option expires, terminates or is canceled for any reason prior to exercise, the shares subject to such option shall again become available for issuance under the Plan.

     Section 1.5.  Adjustments.  If any stock dividend is declared on the Common
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Shares, or if the Common Shares are subdivided, consolidated, or changed to other securities of the Company, or in the event of any like adjustment or change in the Company's capitalization, then in each such event, Common Shares subject to options or performance units then in effect under the Plan, Common Shares reserved for issuance under the Plan with respect to options or performance units which may thereafter be granted under the Plan shall, if the occurrence of the event would have resulted in a change in the number and/or kind of such shares had they been outstanding, be similarly adjusted in number and/or kind, with the nature and

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extent of such adjustments to be determined by treating such shares as being outstanding at the time of and immediately prior to the occurrence of the event and the purchase price to be paid for such shares subject to options then in effect shall be appropriately changed to give effect to any such adjustment.

     Section 1.6.  Participants.  The participants in the Plan shall be selected
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by the Committee from among the officers and other key employees of the Company who are full-time employees of the Company or one of its subsidiaries (as defined in Section 424(f) of the Code). The Committee shall take into account the duties of the employee, the present and potential contributions of the employee to the success of the Company, and such other factors that the Committee, in its discretion, considers to be reasonable and appropriate in light of the purposes of the Plan.

     Section 1.7.  Term of Plan.  The Plan shall terminate on the earlier of
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(a) ten (10) years from the date of adoption of the Plan by the Board or (b)
such earlier date as the Board may determine. Options or performance units outstanding at the date of termination of the Plan shall remain in effect until exercised or expired.

     Section 1.8.  Restrictions on Transferability of Common Shares.  The
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Committee may impose such restrictions as it may deem advisable on Common Shares acquired on exercise of an option granted under the Plan or on attainment of performance goals pursuant to performance units granted under the Plan. In addition, unless the Common Shares so acquired are registered under the Securities Act of 1933, the transfer of the Common Shares shall be subject to the restrictions on transfer imposed under federal and applicable state securities laws, and certificates representing such Common Shares shall bear a legend to that effect.

     Section 1.9.  Restriction on Tandem Options.  In no event may the exercise
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of an option (whether an Incentive Stock Option or a Non-statutory Option)
granted under the Plan affect the right of a Participant to exercise any other option granted under the Plan.

     Section 1.10.  Maximum Number of Common Shares Subject to Options Granted
     ------------   ----------------------------------------------------------
to an Individual Participant.  The maximum number of Common Shares for which
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options may be granted to any individual Participant during the term of the Plan is seventy five thousand (75,000).

                                   ARTICLE II
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                            INCENTIVE STOCK OPTIONS
                            -----------------------

     Section 2.1.  Grant of Options.  Subject to the provisions of the Plan, the
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Committee may grant Incentive Stock Options to purchase Common Shares to
Participants at any time and from time to time as shall be determined by the

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Committee.  Subject to the provisions of the Plan, the Committee shall have complete discretion to determine the number of shares subject to Incentive Stock Options granted, and the terms and conditions of such Incentive Stock Options.

     Section 2.2.  Option Agreement.  Each Incentive Option shall be evidenced
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by an option agreement that shall state that the option is an Incentive Stock
Option, and specify the option price, the terms of the option, the number of Common Shares subject to the option, and such other provisions as the Committee shall determine. The provisions of this Plan shall be expressly incorporated in the terms and provisions of the option agreement. In the event of any inconsistency between the provisions of the Plan and the other provisions of the option agreement, the provisions of the Plan shall govern.

     Section 2.3.  Option Price.  The option price per Common Share to be paid
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upon the exercise of any Incentive Stock Option, as determined by the Committee, shall be not less than Fair Market Value at the time the option is granted provided, however, that with respect to Incentive Stock Options granted to any
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Participant, who at the time of grant owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Participant's employer corporation or its parent or subsidiaries under the attribution rules set forth in Section 424(d) of the Code (a "10% Owner Participant") the option price per Common Share shall be at least one hundred ten percent (110%) of Fair Market Value at the time of grant.

     Section 2.4.  Term of Option.  Unless the terms of an Incentive Stock
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Option provide a shorter term, or as hereinafter provided, each Incentive Stock
Option shall be exercisable no later than ten (10) years from the date it is granted. Any Incentive Stock Option granted to a 10% Owner Participant shall be exercisable no later than five (5) years from the date it is granted. The Committee, in its sole discretion, will determine the vesting schedule of each Incentive Stock Option granted under this Plan; provided, however, that no
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Incentive Stock Option may be exercised prior to one year from the date it is granted. Except as otherwise provided herein, no Incentive Stock Option may be exercised unless the Participant is at the time of such exercise in the employ of the Company or of a subsidiary thereof and shall have been continuously so employed since the granting of the Participant's option. Military, sick leave or other bona fide leave of absence not exceeding ninety (90) days (or longer if the Participant's right to re-employment is guaranteed by statute or by contract) shall not be considered an interruption of employment for purposes of the Plan.

     Section 2.5.  Limitation on Granting of Options.  The Committee shall not
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grant Incentive Stock Options to a Participant if the aggregate Fair Market
Value (determined at the time the option is granted) with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year

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(under all option plans of the Participant's employer corporation and its parent and subsidiary corporations) shall exceed One Hundred Thousand Dollars
($100,000).

     Section 2.6.  Termination of Employment.  An Incentive Stock Option granted
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under the Plan may not be exercised after the Participant ceases to be employed by the Company or a subsidiary thereof except as hereinafter provided if such cessation of employment is on account of death, normal retirement, early retirement, or disability. An uninterrupted transfer of employment to or between the Company and/or any parent or subsidiary thereof shall not be considered to be a cessation of employment.

     Section 2.7.  Retirement and Partial Disability of Participant.  In the
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event of the normal retirement, early retirement or disability (other than permanent and total disability within the meaning of Section 22(e)(3) of the
Code) of a Participant, an Incentive Stock Option may be exercised for a period of three months after cessation of the employment of the Participant, or the balance of the term of the Incentive Stock Option, whichever is shorter. The Participant may exercise the Incentive Stock Option for the number of Common Shares with respect to which the Incentive Stock Option has become exercisable by its terms and any such additional number of Common Shares subject to the Incentive Stock Option as the Committee may authorize.

     Section 2.8.  Death of Participant.  In the event of the death of a
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Participant while in the employ of the Company or a subsidiary thereof, the
Incentive Stock Options theretofore granted to the Participant shall become immediately exercisable, whether or not theretofore exercisable, and shall be exercisable for a period of three months after the date of death or for the balance of the term of the Incentive Stock Option, whichever is shorter, by the executor or administrator of the Participant's estate or by such person or persons as shall have acquired the Participant's rights under the Incentive Stock Option by will or by the laws of descent and distribution.

     Section 2.9.  Permanent and Total Disability of Participant.  In the event
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the Participant becomes permanently and totally disabled (within the meaning of
Section 22(e)(3) of the Code) while in the employ of the Company or a subsidiary thereof, the Incentive Stock Options theretofore granted to the Participant shall become immediately exercisable, whether or not theretofore exercisable, and shall be exercisable for a period of one year after the Participant's cessation of employment or for the balance of the term of the Incentive Stock Option, whichever is shorter.

     Section 2.10.  Nonassignability.  Each Incentive Stock Option shall by its
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terms provide that it is not transferable by the Participant other than by will or the laws of descent and distribution and that it is exercisable during the Participant's lifetime, only by the Participant or by the Participant's duly authorized legal representative if the Participant is unable to exercise the Incentive Stock Option as a result of the

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Participant's disability, but only if, and to the extent, permitted by Section
422 of the Code.

                                  ARTICLE III
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                             NON-STATUTORY OPTIONS
                             ---------------------

     Section 3.1.  Grant of Options.  Subject to the provisions of this Plan,
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the Committee may grant Non-statutory Options to purchase Common Shares to
Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion to determine the number of shares subject to Non-statutory Options granted and the terms and conditions of such Non-statutory Options.

     Section 3.2.  Option Agreement.  Each Non-statutory Option shall be
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evidenced by an option agreement that shall state that the Non-statutory Option is not an Incentive Stock Option and shall specify the option price of the Non-statutory Option, the number of Common Shares subject to the Non-statutory Option, and such other provisions as the Committee shall determine. The provisions of this Plan shall be expressly incorporated in the terms and provisions of the option agreement. In the event of any inconsistency between the provisions of the Plan and the other provisions of the option agreement, the provisions of the Plan shall govern.

     Section 3.3.  Term of Option.  No Non-statutory Option may be exercised
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prior to one year from the date it is granted.  Unless the terms of a Non-
statutory Option provide a shorter term, each Non-statutory Option shall be exercisable no later than ten (10) years from the date it is granted.

                                   ARTICLE IV
                                   ----------

                                DIRECTOR OPTIONS
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     Section 4.1.  Grant and Eligibility. Subject to the completion of an
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     initial public offering by the Company:

          (a) Initial Grant.  Director Options for the purchase of one thousand
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     (1,000) Common Shares will be granted to each non-employee director upon first being elected to the Board. This grant may be awarded to a non-employee director only once.

          (b) Subsequent Grants.  On the date of the Company's annual meeting in
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     each year, commencing with the 1997 annual meeting, Director Options for the purchase of one thousand (1,000) Common Shares shall be granted to each non-employee director re-elected at such meeting.

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     Section 4.2.  Director  Option Agreement.  Each Director Option shall be
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evidenced by a Director Option Agreement that shall specify the option price of the Director Option, the term of the Director Option, the number of Common Shares subject to the Director Option, and such other provisions as the Committee shall determine consistent with the terms of the Plan. The provisions of this Plan shall be expressly incorporated in the terms and provisions of the Director Option Agreement. In the event of any inconsistency between the provisions of this Plan and the other provisions of the Director Option Agreement, the provisions of this Plan shall govern.

     Section 4.3.  Tax Status.  The Director Options shall be Non-statutory
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Options and the Director Option Agreement shall so state.

     Section 4.4.  Option Price.  The option price per Common Share to be paid
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upon exercise of a Director Option shall be Fair Market Value on the date of grant of the Director Option.

     Section 4.5.  Term of Option.  Each Director Option shall expire one year
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following the termination of the director's Board membership for any reason, but in no event may any Director Option be exercised after the tenth anniversary of the date of grant.

     Section 4.6.  Miscellaneous Provisions.  Except as otherwise provided in
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this Article IV, Director Options shall be governed by the remaining provisions of this Plan applicable to Non-statutory Options.

                                   ARTICLE V
                                   ---------

                               PERFORMANCE UNITS
                               -----------------

     Section 5.1.  Performance Units.  Performance units may be granted subject
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to such terms and conditions as the Committee in its discretion shall determine.
Performance units may be granted either in the form of cash units, in share units which are equal in value to one Common Share or a combination thereof.
The Committee shall establish the performance goals to be attained in respect of the performance units, the various percentages of performance unit value to be distributed upon attainment, in whole or in part, of the performance goals and such other performance unit terms, conditions and restrictions as the Committee shall deem appropriate. As soon as practicable after the termination of the performance period, the Committee shall determine the payment, if any, which is due on the performance unit in accordance with the terms thereof. The Committee shall determine, among other things, whether the payment shall be made in the form of cash or Common Shares, or a combination thereof.


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                                  ARTICLE VI
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                         AMENDMENT AND OTHER PROVISIONS
                         ------------------------------

     Section 6.1.  Method of Exercise.  Exercise of an option granted under the
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Plan shall be by the execution by the person entitled at the time to exercise the option of a written notice of such exercise and delivery thereof to the Company, which notice shall specify the number of shares being purchased. In the case of the exercise of an option, such notice shall be accompanied by payment in full of the option price of the Common Shares. Payment of the option price with respect to any stock option may be made in cash, in Common Shares valued at the Fair Market Value on the last trading day preceding the date on which the option is exercised or in a combination of cash and Common Shares. Upon receipt of such notice and payment, the Company will promptly issue and deliver its certificate for the number of Common Shares being purchased pursuant to exercise of the option. No person, estate or other entity shall have any of the rights of a shareholder with reference to Common Shares subject to an option until a certificate or certificates for the shares have been delivered.

     Section 6.2.  Amendment, Modification and Termination of the Plan.  Subject
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to Section 4.7 hereof and the last sentence of this Section 6.2, the Board may at any time terminate, and from time to time may amend or modify the Plan;

provided, however that the approval of the shareholders of the Company shall be
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required to amend or modify the Plan to:

     (a) materially increase the benefits accruing to Participants under the Plan;

     (b) materially increase the number of Common Shares which may be issued under the Plan; or

     (c) materially modify the requirements as to eligibility for participation in the Plan.

No amendment, modification or termination of the Plan shall in any manner adversely affect the rights of a Participant under any option previously granted under the Plan, without the consent of the Participant.

     Section 6.3.  Rights of Employees.  Nothing in this Plan limits in any way
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the right of the Company or its subsidiaries to terminate any Participant's employment at any time, nor confers upon any Participant any right to continue in the employ of the Company or its subsidiaries. No officer or employee shall have a right to be selected as a Participant.


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     Section 6.4.  Dissolution, Merger and Consolidation.  Upon a dissolution or
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a liquidation of the Company, each Participant shall have the right to exercise any unexercised options, whether or not theretofore exercisable, during a period of thirty (30) days next preceding the date of such dissolution or liquidation. In the event of a merger or consolidation in which Common Shares may be exchanged for securities of another publicly held entity, each participant shall be offered a firm commitment whereby such entity will tender to the Participant new options in such entity, with terms and conditions, both as to number of shares and otherwise, which, to the extent permitted by applicable law, will substantially preserve to the Participant the rights and benefits of the options outstanding hereunder. With respect to any merger or consolidation in which the Common Shares are exchanged for (a) cash, (b) securities of an entity that is not publicly held, or (c) a combination of (a) and (b), options then in effect shall become immediately exercisable, whether or not theretofore exercisable, during a period of thirty (30) days next preceding the date of consummation of the merger or consolidation.

     Section 6.5.  Tax Withholding.  The Company, as appropriate, shall have the
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right to deduct from all payments any Federal, state or local taxes required by law to be withheld with respect to such payments. With respect to withholding required upon the exercise of Non-statutory Options, or upon payment in Common Shares with respect to performance units, Participants may elect, subject to the approval of the Committee, to satisfy the withholding required, in whole or in part, by having the Company withhold Common Shares having a value equal to the amount required to be withheld. The value of the shares to be withheld is to be based on the Fair Market Value on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and shall be made in writing, signed by the Participant, and shall satisfy such other requirements as the Committee shall deem appropriate.

     Section 6.6.  Requirements of Law.  The granting of options or performance
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units, and the issuance of Common Shares with respect to an exercise of an option or with respect to a performance unit award, shall be subject to all applicable laws, rules and regulations, including federal and applicable state securities laws, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Section 6.7.  Governing Law.  The Plan, and all agreements hereunder, shall
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be construed in accordance with and governed by the laws of the State of
Indiana.

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